                                                                   EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)



                         Vlasic Foods International Inc.
               (Exact name of obligor as specified in its charter)

New Jersey                                                 52-2067518
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

6 Executive Campus
Cherry Hills, New Jersey                                   08002-4112
(Address of principal executive offices)                   (Zip code)


                             ----------------------

                   10-1/4 % Senior Subordinated Notes due 2009
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------------------
            Name                                                     Address
--------------------------------------------------------------------------------------------
      Superintendent of Banks of the State of            2 Rector Street, New York,
      New York                                           N.Y.  10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York                   33 Liberty Plaza, New York,
                                                         N.Y.  10045

      Federal Deposit Insurance Corporation              Washington, D.C.  20429

      New York Clearing House Association                New York, New York   10005

      (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      -2-
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                                    SIGNATURE


        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of August, 1999.


                                                 THE BANK OF NEW YORK




                                                 By: /s/REMO J. REALE
                                                     --------------------------
                                                     Name:   REMO J. REALE
                                                     Title:  VICE PRESIDENT


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                                    SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 11th day of August, 1999.


                                         THE BANK OF NEW YORK



                                         By:    /s/REMO J. REALE
                                             -------------------------------
                                             Name:   REMO J. REALE
                                             Title:  ASSISTANT VICE PRESIDENT

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                           Dollar Amounts
ASSETS                                                                                     In Thousands
Cash and balances due from depository
institutions:
  Noninterest-bearing balances and currency
  and coin                                                                                 $  4,508,742
  Interest-bearing balances                                                                   4,425,071
Securities:
  Held-to-maturity securities                                                                   836,304
  Available-for-sale securities                                                               4,047,851
Federal funds sold and Securities purchased
under agreements to resell                                                                    1,743,269
Loans and lease financing receivables:
  Loans and leases, net of unearned income.......39,349,679
  LESS: Allowance for loan and lease losses.........603,025
  LESS: Allocated transfer risk reserve..............15,906
  Loans and leases, net of unearned income, allowance, and reserve                            38,730,748
Trading Assets                                                                                 1,571,372
Premises and fixed assets (including capitalized leases)                                         685,674
Other real estate owned                                                                           10,331
Investments in unconsolidated subsidiaries
and associated companies                                                                         182,449
Customers' liability to this bank on
acceptances outstanding                                                                        1,184,822
Intangible assets                                                                              1,129,636
Other assets                                                                                   2,632,309
                                                                                            ------------
Total assets                                                                                $ 61,688,578
                                                                                            ============
LIABILITIES
Deposits:
  In domestic offices                                                                       $ 25,731,036
  Noninterest-bearing............................10,252,589
  Interest-bearing...............................15,478,447
  In foreign offices, Edge and Agreement
  subsidiaries, and IBFs                                                                      18,756,302
  Noninterest-bearing...............................111,386
  Interest-bearing...............................18,644,916
Federal funds purchased and Securities sold
under agreements to repurchase                                                                 3,276,362
Demand notes issued to the U.S. Treasury                                                         230,671
Trading liabilities                                                                            1,554,493
Other borrowed money:
  With remaining maturity of one year or less                                                  1,154,502
  With remaining maturity of more than one
  year through three years                                                                           465
  With remaining maturity of more than
  three years                                                                                     31,080
Bank's liability on acceptances executed and
outstanding                                                                                    1,185,364
Subordinated notes and debentures                                                              1,308,000
Other liabilities                                                                              2,743,590
                                                                                              ----------
Total liabilities                                                                             55,971,865
                                                                                              ==========
EQUITY CAPITAL
Common stock                                                                                   1,135,284
Surplus                                                                                          764,443
Undivided profits and capital reserves                                                         3,807,697
Net unrealized holding gains (losses) on
available-for-sale securities                                                                     44,106
Cumulative foreign currency translation
adjustments                                                                                      (34,817)
                                                                                            -------------
Total equity capital                                                                           5,716,713
                                                                                            -------------
Total liabilities and equity capital                                                        $ 61,688,578
                                                                                            =============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                  Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Reyni           }         Directors
Alan R. Griffith          }
Gerald L. Hassell         }